Exhibit 1.1

Execution Version

Amarin Corporation plc

19,178,082 American Depositary Shares

Representing 19,178,082 Ordinary Shares

(Par Value £0.50 Per Share)

UNDERWRITING AGREEMENT

January 30, 2018

Cantor Fitzgerald & Co.

499 Park Avenue

New York, New York 10022

Ladies and Gentlemen:

Amarin Corporation plc, a public limited company incorporated under the laws of England and Wales with registered number 2353920 (the “Company”), proposes to issue and sell to Cantor Fitzgerald & Co. (the “Underwriter”) an aggregate of 19,178,082 American Depositary Shares (“ADSs”) (the “Underwritten ADSs”), each representing one ordinary share, par value £0.50 per share, in the capital of the Company (each, an “Ordinary Share”) and, at the option of the Underwriter, up to an additional 2,876,712 ADSs (the “Option ADSs”).

The Underwritten ADSs and the Option ADSs are herein collectively called the “Offered ADSs.” The Ordinary Shares represented by the Underwritten ADSs are hereinafter called the “Underwritten Shares,” the Ordinary Shares represented by the Option ADSs are hereinafter called the “Option Shares,” and the Underwritten Shares and Option Shares are hereinafter collectively called the “Shares.” Unless the context otherwise requires, each reference to the Underwritten ADSs, the Option ADSs or the Offered ADSs herein also includes the Shares.

The ADSs are issued pursuant to an Amended and Restated Deposit Agreement dated as of November 4, 2011 (as so amended and supplemented, the “Deposit Agreement”) by and among the Company, Citibank, N.A., as Depositary (the “Depositary”) and all holders and beneficial owners of ADSs issued thereunder.

The Company hereby confirms its agreement with the Underwriter concerning the purchase and sale of the Offered ADSs, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3ASR (File No. 333-216385), including a prospectus, relating to the Shares underlying the Offered ADSs. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Offered ADSs. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated March 1, 2017, a Preliminary Prospectus Supplement dated January 29, 2018 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means 8:30 A.M., New York City time, on January 30, 2018.

2. Purchase of the Securities by the Underwriter.

(a) The Company agrees to issue and sell the Underwritten ADSs to the Underwriter as provided in this Agreement, and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, to purchase from the Company the Underwritten ADSs at a price per ADS (the “Purchase Price”) of $3.41.

In addition, the Company agrees to issue and sell the Option ADSs to the Underwriter as provided in this Agreement, and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase from the Company the Option ADSs at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company prior to the Option Closing Date and payable on the Underwritten Shares but not payable on the Option Shares.

The Underwriter may exercise the option to purchase Option ADSs at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice to the Company. Such notice shall set forth the aggregate number of Option ADSs as to which the option is being exercised and the date and time when the Option ADSs are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Company understands that the Underwriter intends to make a public offering of the Offered ADSs as soon after the effectiveness of this Agreement as in the judgment of the Underwriter is advisable, and initially to offer the Offered ADSs on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriter may offer and sell Offered ADSs to or through any affiliate of the Underwriter.

(c) Payment for the Offered ADSs shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriter in the case of the Underwritten ADSs, at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York City time, on February 1, 2018 or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Underwriter and the Company may agree upon in writing or, in the case of the Option ADSs, on the date and at the time and place specified by the Underwriter in the written notice of the Underwriter’s election to purchase such Option ADSs. The time and date of such payment for the Underwritten ADSs is referred to herein as the “Closing Date,” and the time and date for such payment for the Option ADSs, if other than the Closing Date, is herein referred to as the “Option Closing Date.”

Payment for the Offered ADSs to be purchased on the Closing Date or the Option Closing Date, as the case may be, shall be made against delivery to the Underwriter of the Offered ADSs to be purchased on such date, with any transfer taxes payable in connection with the sale of such ADSs duly paid by the Company. Delivery of the Offered ADSs shall be made through the facilities of The Depository Trust Company (“DTC”).

(d) The Company acknowledges and agrees that the Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Offered ADSs contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Underwriter is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriter shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter that:

(a) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 7(b) hereof.

(b) The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 7(b) hereof.

(c) Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriter in its capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered ADSs or the underlying Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Underwriter. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 7(b) hereof.

(d) The Company meets, and at the time the Registration Statement was originally filed with the Commission met, the applicable requirements for use of Form S-3 under the Securities Act and the requirements for use of Form S-3 under the Securities Act specified in FINRA Rule 5110(b)(7)(C)(i). The Registration Statement became effective on March 1, 2017, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Offered ADSs has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Option Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 7(b) hereof.

(e) The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The Company has been duly incorporated and is validly existing as a public limited company in good standing under the laws of England and Wales, with power and authority (corporate or other) to own or lease its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each of the subsidiaries of the Company (the “Subsidiaries”) has been duly organized or incorporated and is in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate or other) to own or lease its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Subsidiaries listed on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are the only subsidiaries, direct or indirect, of the Company, with Corsicanto Designated Activity Company having been wound down and liquidated prior to the date hereof. The Company and each of its Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be so qualified and in good standing or have such power or authority would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect (as defined below). All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and equities and claims; and except as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any of the Subsidiaries are outstanding.

(g) Except for the issuance of Ordinary Shares upon the exercise of options, convertible debt or exchangeable debt or disclosed as outstanding in the Preliminary Prospectus and the Prospectus, the issued and outstanding share capital of the Company is as set forth in the Preliminary Prospectus and the Prospectus. The issued and outstanding share capital of the Company has been duly authorized and validly issued and is fully paid and non-assessable; the issue and sale of the Offered ADSs and the Shares by the Company has been duly authorized and such Offered ADSs and Shares, when issued and paid for as contemplated herein, will be validly issued, fully paid and non-assessable and freely transferable to and for the account of the Underwriter; there are no restrictions on subsequent transfers of the Offered ADSs or Shares under the laws of England and Wales or the United States or the articles of association of the Company except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and, except for those that have been duly waived or satisfied, there are no pre-emptive rights or other similar rights of stockholders exist with respect to any of the Offered ADSs or Shares or the issue and sale thereof. Upon the sale and delivery to the Underwriter of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriter will acquire such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances. Neither the filing of the Registration Statement or the ADS Registration Statements (as defined below), nor the offering or sale of the Offered ADSs and the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any ADSs or Ordinary Shares.

(h) The authorized equity capitalization of the Company is as set forth in the Pricing Disclosure Package. All of the Offered ADSs and the underlying Ordinary Shares conform to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The form of certificates for the Ordinary Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities or incurred any material liability or obligation, direct or contingent; or (ii) declared or paid any dividend or made any other distribution on or in respect to its shares.

(i) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(j) (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” pursuant to Rules 164, 405 and 433 under the Securities Act with respect to the offering of the Offered ADSs as contemplated by the Registration Statement.

(k) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position and the results of operations and cash flows of the Company and the Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), consistently applied throughout the periods involved, except as disclosed in the notes thereto, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not included as required. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), that are not described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l) Ernst & Young LLP, who has certified certain of the financial statements filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(m) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NASDAQ Global Market thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect that will become applicable to the Company.

(n) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which there is a reasonable possibility might be determined adversely to the Company or any of the Subsidiaries that would either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”), except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(o) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and such properties and assets are not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or which do not materially and adversely affect the value of such property or assets and do not materially interfere with the use made and proposed to be made of such property or asset by the Company or the Subsidiary. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(p) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Subsidiaries have all necessary licenses, authorizations, franchises, consents, concessions, orders, certificates, permits and approvals necessary to conduct its business in all material respects as currently conducted (the “Permits”) and are in compliance with all maintenance requirements of the Permits, except for such Permits which the failure to obtain and such maintenance requirements where the failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew any Permit when and as such Permit expires; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any Permits except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect; and the Company and the Subsidiaries are in compliance in all material respects with all of the provisions of the Permits.

(q) All legal or governmental proceedings, related-party transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

(r) (i) The Company and the Subsidiaries have filed all material national, state and foreign tax returns or where permitted, have properly filed requested extensions thereof and have paid all material taxes indicated by such returns or required to be paid by any of them (including taxes required to be withheld from payments) and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except for any such taxes, assessments, fines or penalties currently being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. There is no tax deficiency or proposed additional tax assessment that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except where such deficiency would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. All material tax liabilities (including any liabilities currently being contested) have been adequately provided for in the financial statements of the Company.

        (ii) The Company reasonably believes that it was not classified as a PFIC in 2017 and does not expect to become a PFIC in 2018 or any future years.

(s) With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its Subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the NASDAQ Global Market and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their results of operations or prospects.

(t) (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except for noncompliance that could not reasonably be expected to result in material liability to the Company or its Subsidiaries; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company or its Subsidiaries; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan that is a “defined benefit plan” (within the meaning of Section 3(35) of ERISA is no less than the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company or its Subsidiaries; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA); and (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company or its Subsidiaries. None of the following events has occurred or is reasonably likely to occur: (x) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Subsidiaries in the current fiscal year of the Company and its Subsidiaries compared to the amount of such contributions made in the Company and its Subsidiaries’ most recently completed fiscal year; or (y) a material increase in the Company and its Subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its Subsidiaries’ most recently completed fiscal year.

(u) Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the capital stock (other than the issuance of Ordinary Shares upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term debt or long-term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole (the occurrence of any such change being referred to as a “Material Adverse Change”); (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole; and (iii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business that is material to the Company and its Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(v) Neither the Company nor any of the Subsidiaries is, or will be on the Closing Date and, if applicable, the Option Closing Date, (i) in violation of its memorandum and articles of association, certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents, (ii) in violation of any law, order, rule, judgment, writ or decree applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction (collectively, “applicable laws”) or (iii) in violation of, or with the giving of notice or lapse of time or both, or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to the clauses (ii) and (iii), which violation or default would, individually or in the aggregate, have a Material Adverse Effect. The execution and delivery of this Agreement and the Deposit Agreement, the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of (x) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument (the “Instrument”) to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, (y) the memorandum and articles of association, certificate or articles of incorporation, by-laws or other organizational documents of the Company or any Subsidiary or (z) any applicable law, except in case of each of clauses (x) and (z) above, for such breach, violation or default that would not individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(x) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Deposit Agreement, and the consummation of the transactions herein and therein contemplated has been obtained or made and is in full force and effect, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state or blue sky laws and from the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(y) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by considerations of public policy. Upon due issuance by the Depositary of the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

(z) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the sale of the Offered ADSs by the Company and the deposit of the Ordinary Shares with the Depositary’s custodian and the issuance of the Offered ADSs as contemplated by the Agreement and the Deposit Agreement will neither (i) cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company nor (ii) trigger any anti-dilution rights of any such holder with respect to such shares, securities, options, warrants or rights.

(aa) The Company and the Subsidiaries own or have a valid license, and otherwise have legally enforceable rights to practice or use, the inventions, discoveries, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, domain names, copyrights, trade secrets and know how (collectively, “Intellectual Property”) that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, as being owned or licensed by them or, to the knowledge of the Company, that are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, and as under development), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, to the extent that any patent or patent application (collectively, the “Patents”) was acquired by the Company, or its Subsidiaries, as the case may be, pursuant to an assignment, such assignment is valid, binding and enforceable; such Patents have been duly prosecuted and maintained and, as to applications within the Patents, are subsisting and as to issued patents within the Patents, are in full force and in effect; and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no security interests or other liens or encumbrances have been created with respect to any of the Patents.

(bb) To the knowledge of the Company, there are no rights of third parties to any of the Intellectual Property owned by or licensed by or licensed to the Company and its Subsidiaries (collectively, the “Company Intellectual Property”) who have established or, to the knowledge of the Company, will be able to establish rights to any Company Intellectual Property except for, and to the extent of, the ownership rights of the owners of the Intellectual Property that is licensed to the Company or any of the Subsidiaries as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, in any respect. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no pending or, to the knowledge of the Company, threatened or anticipated action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property or the validity, enforceability, registrability or scope of any Intellectual Property, and the Company is not aware of any facts which, standing alone, could form a reasonable basis for any such action, suit, proceeding or claim that, if resolved adversely to the Company, would, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no pending or, to the knowledge of the Company, threatened or anticipated action, suit, proceeding or claim by others alleging that the Company or any of the Subsidiaries infringes, misappropriates or otherwise violates or would, upon the commercialization of any product or service under development by the Company, infringe or violate, any Intellectual Property of any other person or entity, and the Company is not aware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim that, if resolved adversely to the Company, would, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of the Subsidiaries, and all such agreements are in full force and effect, except where the failure to comply or to license would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as previously disclosed to the Underwriter in writing, to the knowledge of the Company, there is no patent or patent application that contains claims that would reasonably provoke, or that have provoked, an interference, opposition or any other proceeding with respect to the issued or pending claims of any of the Company Intellectual Property. To the knowledge of the Company, there is no prior art or any other fact that may render any patent or patent application within the Company Intellectual Property unpatentable that has not been disclosed to the relevant intellectual property administrative authority to the extent such disclosure is required. There are no material outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property of the Company and the Subsidiaries that are required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein in all material respects. None of the Company and the Subsidiaries is a party to or bound by any material options, licenses or agreements with respect to the Company Intellectual Property of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described in all material respects.

(cc) Neither the Company, nor to the knowledge of the Company, any of the Company’s affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any shares or any other “reference securities” (as defined under Rule 100 of Regulation M of the Exchange Act (“Regulation M”)) of the Company to facilitate the sale or resale of the Offered ADSs or Shares. The Company acknowledges that the Underwriter may engage in passive market making transactions in the Offered ADSs or Shares on the NASDAQ Global Market in accordance with Regulation M.

(dd) The Company is not and, after giving effect to the offering and sale of the Offered ADSs contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “1940 Act”).

(ee) The Company and each of the Subsidiaries maintains a system of internal control over financial reporting that complies with the requirements of the Exchange Act and has been designed to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is aware of (i) any material weakness or significant deficiency in its internal control over financial reporting or (ii) any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(ff) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(gg) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are designed to provide reasonable assurance that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it will file or submit under the Exchange Act upon the completion of this offering will be recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive and financial officers, or persons performing equivalent functions of the Company required under the Exchange Act with respect to such reports.

(hh) The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived. The Company has obtained the written consent to the use of such data from such sources to the extent required.

(ii) Neither the Company nor any of the Subsidiaries nor any officer or employee of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any of their directors, agents, affiliates or other persons associated with or acting on behalf of the Company or any of its Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law (collectively, the “Anti-Corruption Laws”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, including of any government-owned or controlled entity or of a public international organization, or any person acting in any official capacity for or on behalf of any of the foregoing, in contravention of the Anti-Corruption Laws; and the Company, the Subsidiaries and to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted, maintain and enforce policies and procedures designed to promote and ensure, and which are reasonably expected to continue to ensure, compliance therewith.

(jj) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business and applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk) Neither the Company nor any of its Subsidiaries , officers or employees, nor, to the knowledge of the Company, any director, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Offered ADSs hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its Subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ll) The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is generally considered adequate for the conduct of their respective businesses and the value of their respective properties and as is adequate and customary for companies engaged in similar businesses; and neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(mm) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Subsidiaries are compliant in all material respects with any applicable labor laws or regulations. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, there is no strike, labor dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against the Company or any Subsidiaries.

(nn) (i) The Company and its Subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law; and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries, except in the case of each of (i) and (ii) above, for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (b) the Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its Subsidiaries, and (c) none of the Company and its Subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(oo) There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its Subsidiaries (or, to the knowledge of the Company and its Subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its Subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law, “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

(pp) The preclinical tests and clinical trials (including without limitation cardiovascular outcome studies) that are described in, or the results of which are referred to in, Registration Statement, the Pricing Disclosure Package and the Prospectus, were and, if still pending, are being conducted in all material respects in accordance with protocols filed with the appropriate regulatory authorities for each such test or trial, as the case may be (including without limitation any applicable special protocol assessment agreements), and with standard medical and scientific research procedures; each description of the results of such tests and trials contained in Registration Statement, the Pricing Disclosure Package and the Prospectus, is accurate in all material respects and fairly presents the data derived from such tests and trials, and the Company and the Subsidiaries have no knowledge of any other studies, trials or tests the results of which the Company reasonably believes are inconsistent with, or otherwise reasonably call into question, the results described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus when viewed in the context in which such results are described and the clinical state of development; neither the Company nor any of the Subsidiaries has received any notices or other correspondence from the U.S. Food and Drug Administration, the European Medicines Agency (“EMEA”) or any other foreign or domestic government or drug regulatory agency (collectively, the “Healthcare Regulatory Agencies”) requiring the termination, suspension or material modification of any clinical trials that are described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the Company and the Subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Healthcare Regulatory Agencies.

(qq) The Company and its Subsidiaries: (i) are and at all times have been in material compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”); (ii) have not received any unresolved FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting material noncompliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possess all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and have no knowledge that any such court or arbitrator or governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) have not received notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take action to materially limit, suspend, materially modify or revoke any Authorizations and have no knowledge that any such court or arbitrator or governmental or regulatory authority is considering such action; and (vi) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission).

(rr) The Offered ADSs have been approved for listing subject to notice of issuance on the NASDAQ Global Market.

(ss) There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.

(tt) The statements set forth or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Securities,” insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources,” “Risks Related to the Commercialization and Development of Vascepa — Our current and planned commercialization efforts in the United States may not be successful in increasing sales of Vascepa,” “— We expect final positive results from the REDUCE-IT outcomes study will be required for FDA-approved label expansion for Vascepa,” “— Our off-label promotion of Vascepa could subject us to additional regulatory scrutiny and present unforeseen risks,” “— Vascepa’s five-year, NCE and related exclusivity benefits could be challenged by companies seeking to introduce generic versions of Vascepa,” “— Generic company competitors are seeking FDA approval of generic versions of Vascepa. We are now engaged in related patent litigation and could face other challenges to our exclusivity,” “— We may not be successful in our Vascepa co-promotion effort with Kowa Pharmaceuticals America, Inc.,” “— Our special protocol assessment, or SPA, agreement for ANCHOR was rescinded and our SPA agreement for REDUCE-IT is not a guarantee of FDA approval of Vascepa for the proposed REDUCE-IT indication,” “—Our commercialization of Vascepa outside the United States is substantially dependent on third parties,” “—Our products and marketing efforts are subject to extensive post-approval government regulation,” “—The FDA and other regulatory agencies strictly regulate the promotional claims that may be made about prescription products. If we or our partners are found to have improperly promoted uses of Vascepa, we may become subject to significant fines and other liability. The government may seek to find means to prevent our promotion of truthful and non-misleading information beyond the current court ruling and litigation settlement,” “—We may not be successful in developing or marketing future products if we cannot meet the extensive regulatory requirements of the FDA and other regulatory agencies for quality, safety and efficacy,” “—Legislative or regulatory reform of the healthcare system in the United States and foreign jurisdictions may affect our ability to profitably sell Vascepa,” “Risks Related to our Reliance on Third Parties — The manufacture, packaging and distribution of pharmaceutical products such as Vascepa are subject to FDA regulations and those of similar foreign regulatory bodies. If we or our third-party manufacturers fail to satisfy these requirements, our product development and commercialization efforts may be materially harmed,” “—We rely on third parties to conduct our clinical trials, and those third parties may not perform satisfactorily, including failing to meet established deadlines for the completion of such clinical trials,” “Risks Related to our Intellectual Property — We are dependent on patents, proprietary rights and confidentiality to protect the commercial potential of Vascepa,” “—Our issued patents may not prevent competitors from competing with Vascepa, even if we seek to enforce our patent rights,” “—There can be no assurance that any of our pending patent applications relating to Vascepa or its use will issue as patents,” “Risks Related to our Business — We may become subject to liability in connection with the wind-down of our EN101 program,” “—A change in our tax residence could have a negative effect on our future profitability,” “Risks Related to Ownership of our ADSs and Common Shares — Failure to comply with our obligations under the March 2015 securities subscription agreements could result in our becoming liable for damages to certain investors under these agreements, including specified liquidated damages, which could be material in amount,” “—We may be a passive foreign investment company, or PFIC, which would result in adverse U.S. federal tax consequences to U.S. investors,” “—Failure to meet our obligations under our Purchase and Sale Agreement with BioPharma could adversely affect our financial results and liquidity,” “— The rights of our shareholders may differ from the rights typically offered to shareholders of a U.S. corporation,” “—U.S. shareholders may not be able to enforce civil liabilities against us,” and “— U.S. holders of the ADSs or ordinary shares may be subject to U.S. federal income taxation at ordinary income tax rates on undistributed earnings and profits” set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017, “Regulatory Matters” and “Patents, Proprietary Technology, Trade Secrets” set forth in Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and “Material U.K. Tax Considerations” and “Certain U.S. Federal Income Tax Considerations” set forth in the Pricing Disclosure Package insofar as they purport to describe the provisions of the laws and documents referred to therein, are correct in all material respects.

(uu) Subject to the qualifications set forth in the opinion letter to be delivered pursuant to Section 6(c) hereof, each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in England and Wales in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in England and Wales of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in England and Wales or Ireland (other than in connection with any relevant enforcement proceeding).

(vv) No holder of any of the Shares or the Offered ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or Offered ADSs; and except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the Shares or the Offered ADSs to hold, vote or transfer their securities.

(ww) Except for the underwriting discounts and commissions payable to the Underwriter as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Offered ADSs.

(xx) No transaction, stock transfer, stamp, stamp duty reserve, capital or other issuance, registration, transfer or withholding tax or duty (collectively, “Transaction Taxes”), is payable by or on behalf of the Underwriter to any United States, United Kingdom or Irish taxing authority in connection with (i) the issuance, sale and delivery of the Shares by the Company, the issuance of the Offered ADSs by the Depositary, and the delivery of the Offered ADSs to or for the account of the Underwriter; (ii) the purchase from the Company, and the initial sale and delivery by the Underwriter of the Offered ADSs to purchasers thereof; (iii) the holding or transfer of the Offered ADSs; (iv) the issuance, allotment and deposit of the Ordinary Shares to or with the Depositary’s custodian and the issuance and delivery of the Offered ADSs to the Underwriter outside of England; (v) the issuance and delivery by the Depositary of the Offered ADSs; or (vi) the execution and delivery of this Agreement or the Deposit Agreement or any other documents to be furnished hereunder.

(yy) Subject to the qualifications set forth in the opinion letter to be delivered pursuant to Section 6(c) hereof, the Company has the power to submit, and pursuant to Section 15 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 15 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement or the Offered ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 15 hereof.

(zz) Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its respective properties, assets or revenues has any right of immunity under English, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any English, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 15 of this Agreement.

(aaa) Dividend payments or distributions in respect of any shares of capital stock of the Company (including the Shares) may be paid to the holders thereof free and clear of any withholding or deduction for or on account of United Kingdom tax.

(bbb) There are no debt securities or preferred stock of, or guaranteed by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

4. Further Agreements of the Company. The Company covenants and agrees with the Underwriter that:

(a) The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered ADSs; and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriter in New York City prior to 10:00 A.M., New York City time, on or before the business day next succeeding the date of this Agreement in such quantities as the Underwriter may reasonably request.

(b) The Company will deliver, without charge, (i) to the Underwriter, three copies of the Registration Statement and each ADS Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to the Underwriter (A) a conformed copy of the Registration Statement and each ADS Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Underwriter may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Offered ADSs as in the opinion of counsel for the Underwriter a prospectus relating to the Offered ADSs is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Offered ADSs by the Underwriter or any dealer.

(c) Until the expiration of the Prospectus Delivery Period, before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company will furnish to the Underwriter and counsel for the Underwriter a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Underwriter reasonably objects.

(d) Until the expiration of the Prospectus Delivery Period, the Company will advise the Underwriter promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Offered ADSs for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Offered ADSs and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriter thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriter and to such dealers as the Underwriter may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriter thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriter and to such dealers as the Underwriter may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f) The Company will use its commercially reasonable efforts to: (i) qualify the Offered ADSs for sale under the securities laws of such jurisdictions as the Underwriter may reasonably request and shall use its reasonable best efforts to maintain such qualification in effect for so long a period as may be required by such laws in connection with the distribution of the Offered ADSs, and (ii) make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction or required to file such a consent.

(g) The Company will make generally available to its security holders and the Underwriter as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) No offering, sale, short sale or other disposition of Ordinary Shares or ADSs of the Company or other securities convertible into or exchangeable or exercisable for Ordinary Share or ADSs or derivative of the Ordinary Shares or ADSs (or agreement for such), or filing with the Commission of a registration statement under the Securities Act relating to any of the foregoing, or public disclosure of the intention to make any such offering, sale, short sale, disposition or filing, will be made for a period ending 90 days after the date of the Prospectus, directly or indirectly, by the Company other than (i) the grant of options, rights or warrants by the Company pursuant to any of its employee stock option, employee stock purchase plan, stock bonus, benefit or other employee compensation plans or arrangements existing on the date of this Agreement and which are described in the Pricing Disclosure Package, (ii) the issuance of Ordinary Shares or ADSs (A) pursuant to any exercise of options, rights or warrants granted under such plans or arrangements or (B) pursuant to any exercise of rights or warrants or the conversion or exchange of any securities convertible into or exchangeable for Ordinary Share or ADSs, which are existing on the date of this Agreement and which are described in the Pricing Disclosure Package, (iii) the filing of a registration statement on Form S-8 by the Company with the Commission with respect to the Ordinary Shares or ADSs underlying the warrant, right or option grants made under such plans or arrangements, (iv) Ordinary Shares or ADSs issued by the Company to a third party as part of a research or development license, joint venture, promotion, marketing or commercialization agreement or other similar collaboration or partnership between the Company and such third party relating to one or more of the Company’s product candidates, products or technologies; provided, that (A) the amount of shares received by such third party is less than 5% of the outstanding Ordinary Shares and ADSs and (B) such third party agrees to be bound by the terms of a “lock-up” agreement, substantially in the form of Exhibit A hereto, with respect to such shares (v) issuance of Ordinary Shares or ADSs or other securities convertible into or exchangeable or exercisable for Ordinary Share or ADSs in connection with any exchange of the Company’s 3.50% Exchangeable Senior Notes due 2047 issued on January 25, 2017 or any other refinancing of such notes not prohibited by the terms thereof, and (vi) with the prior written consent of the Underwriter. The Company has provided the Underwriter with a complete copy of its Statement of Company Policy on Insider Trading and Disclosure and Special Trading Procedures for Insiders, each as adopted by the Company’s Board of Directors and effective as of December 15, 2012 (collectively, the “Insider Trading Policy”). The Insider Trading Policy has not been amended or modified since December 15, 2012. Without the prior written consent of the Underwriter, the Company will not (i) grant any Insider or Affiliated Person (each, as defined in the Insider Trading Policy) a waiver or release under the Insider Trading Policy or (ii) amend or otherwise modify the Insider Trading Policy in any manner that would have the effect of granting such a waiver or release or otherwise altering the way in which the provisions thereof as in effect on the date hereof apply to any Insider or Affiliated Person as of the date hereof, in each case during the period commencing upon the execution and delivery of this Agreement and expiring 45 days after the date of this Agreement (such period, the “D&O Lock-up Period”). The Insider Trading Policy states that the special trading restrictions set forth therein continue to apply to Insiders following the termination of any such Insider’s service to or employment with the Company until any material, nonpublic information possessed by such Insider has become public or is no longer material. During the D&O Lock-up Period, without the prior written consent of the Underwriter, the Company will not grant any Insider or Affiliated Person who possesses material, nonpublic information at the time of such Insider’s separation of service with the Company a waiver under the Insider Trading Policy until such time as such material, nonpublic information has become public or is no longer material.

(i) So long as the ADSs are outstanding but no longer than five years following the date of this Agreement, the Company will furnish to the Underwriter, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the ADSs, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Underwriter to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(j) The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(k) Prior to or on the Closing Date, the Company agrees to deposit Ordinary Shares with the Depositary’s custodian in accordance with the provisions of the Deposit Agreement and will otherwise comply with the Deposit Agreement so that Offered ADSs will be issued by the Depositary against receipt of such Ordinary Shares and in accordance with the written instruction of the Company and delivered to the Underwriter at such Closing Date.

(l) The Company will use its best efforts to list the Offered ADSs on the NASDAQ Global Market and, during the Prospectus Delivery Period, maintain the listing of the Offered ADSs on the NASDAQ Global Market.

(m) The Company shall apply the net proceeds of its sale of the Offered ADSs as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(n) During the period of one year after the Closing Date, the Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered ADSs in such a manner as would require the Company to register as an investment company under the 1940 Act.

(o) The Company will promptly pay (or authorize and procure that the Depositary shall pay) all Transaction Taxes (including any costs, interest, fines and penalties thereon) payable in connection with (i) the issuance, sale and delivery of the Shares by the Company, the issuance of the Offered ADSs by the Depositary, and the delivery of the Offered ADSs to or for the account of the Underwriter; (ii) the purchase from the Company, and the initial sale and delivery by the Underwriter of the Offered ADSs to purchasers thereof; (iii) the holding or transfer of the Offered ADSs; (iv) the issuance, allotment and deposit of the Ordinary Shares to or with the Depositary and the issuance and delivery of the Offered ADSs to the Underwriter outside of England; (v) the issuance and delivery by the Depositary of the Offered ADSs; or (vi) the execution and delivery of this Agreement or the Deposit Agreement or any other documents to be furnished hereunder.

(p) Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly and will not hold any press conference (the “Communication”) with respect to the Company or any of the Subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Subsidiaries, or the offering of the ADSs, without the Underwriter’s prior consent, unless in the reasonable judgment of the Company and its counsel, such Communication is required by law or requirements of any stock exchange and the Company provided the Underwriter with reasonable advance notice under the circumstances.

(q) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(r) The Company will take all necessary actions to make available to holders of its ADSs, including holders of the Offered ADSs, the information and documentation necessary for such holders to make a qualified electing fund election with respect to the Company or any applicable Subsidiary for the fiscal year ending December 31, 2018 or any subsequent taxable year and to provide any such holder with access to reasonably requested information in the event of an audit by U.S. tax authorities.

5. Certain Agreements of the Underwriter. The Underwriter hereby represents and agrees that:

(a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by the Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6. Conditions of Obligations of the Underwriter. The obligations of the Underwriter to purchase the Underwritten ADSs on the Closing Date and the Option ADSs, if any, on any Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or any Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a) The Registration Statement and all post-effective amendments thereto and the ADS Registration Statements and all post-effective amendments thereto shall each have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430B, or 433 under the Securities Act, as applicable, and any request of the Commission for additional information (to be included in the Registration Statement, the ADS Registration Statements or otherwise) shall have been disclosed to the Underwriter and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any ADS Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Offered ADSs.

(b) The Underwriter shall have received opinions and a letter, dated the Closing Date or the Option Closing Date, as the case may be, of Goodwin Procter LLP, United States counsel for the Company, substantially in the form of Exhibit B hereto.

(c) The Underwriter shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of K&L Gates, English counsel for the Company, substantially in the form of Exhibit C hereto.

(d) The Underwriter shall have received an opinion and a letter, dated the Closing Date or the Option Closing Date, as the case may be, of Perkins Coie LLP, special counsel for the Company with respect to intellectual property rights, substantially in the form of Exhibit D hereto.

(e) The Underwriter shall have received from Cahill Gordon & Reindel LLP, counsel for the Underwriter, an opinion and a letter dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Underwriter may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) The Underwriter shall have received from Patterson Belknap Webb & Tyler LLP, United States counsel for the Depositary, such opinion or opinions, dated the Closing Date or the Option Closing Date, as the case may be, substantially in the form of Exhibit E hereto.

(g) The Underwriter shall have received, on the date hereof, the Closing Date and, if applicable, any Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to you, of Ernst & Young LLP confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Securities Act and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Securities Act; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” delivered in accordance with Statement of Auditing Standard No. 72 (or any successor) to the Underwriter with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus

(h) The Underwriter shall have received on the Closing Date and, if applicable, any Option Closing Date, as the case may be, a certificate or certificates of the principal executive officer and principal financial officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(i) The Registration Statement and each ADS Registration Statement have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any ADS Registration Statement and no order preventing or suspending the use of any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and to his or her knowledge, no proceedings for such purpose or pursuant to Section 8A of the Securities Act have been taken or are contemplated or threatened by the Commission;

(ii) The representations and warranties of the Company contained in Section 3 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(iii) All filings required to have been made pursuant to Rules 424 or 430A, 430B and 430C under the Act have been made as and when required by such rules;

(iv) He or she has carefully examined the Pricing Disclosure Package and any individual Issuer Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the Pricing Disclosure Package and any individual Issuer Free Writing Prospectus did not contain any untrue statement of a material fact, and such Pricing Disclosure Package and any individual Issuer Free Writing Prospectus, when considered together with the Pricing Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, not misleading, and since the effective date of the Registration Statement;

(vi) He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vii) Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and Prospectus, there has not been any Material Adverse Change or any development reasonably likely to involve a Material Adverse Change.

(i) On the date hereof, the Closing Date, and, if applicable, the Option Closing Date, the Underwriter shall have received a certificate, dated the date hereof, dated the Closing Date, and, if applicable, the Option Closing Date, signed by the Chief Financial Officer of the Company regarding certain information in the Pricing Disclosure Package and the Prospectus, respectively, in each case in form and substance reasonably satisfactory to the Underwriter.

(j) The Company shall have furnished to the Underwriter such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Underwriter may reasonably have requested.

(k) The Company and each officer and director of the Company shall have furnished to the Underwriter, prior to the date of this Agreement, a lock-up letter or letters substantially in the form attached hereto as Exhibit A.

(l) The Underwritten ADSs and Option ADSs, if any, have been approved for listing subject to notice of issuance on the NASDAQ Global Market.

(m) The Deposit Agreement shall be in full force and effect.

(n) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Offered ADSs; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Offered ADSs.

(o) The Underwriter shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, satisfactory evidence of the good standing of the Company in its jurisdictions of organization and its good standing as a foreign entity in such other jurisdictions as the Underwriter may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(p) The Depositary shall have delivered, or caused to be delivered, to the Company at such Closing Date or any Option Closing Date, as applicable, certificates reasonably satisfactory to the Underwriter evidencing the deposit with the Depositary or its nominee of the Ordinary Shares being so deposited against issuance of the Offered ADSs to be delivered by the Company at such Closing Date, and the issuance and delivery of such Offered ADSs pursuant to the Deposit Agreement.

(q) The Registration Statements on Form F-6 (File Nos. 333-123653, 333-147660, 333-171573, 333-176898, and 333-213106) in respect of the ADSs, including without limitation, the Offered ADSs shall have been declared effective by the Commission in such form; no other document with respect to such registration statements shall have heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statements shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such registration statements, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statements”).

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriter, acting reasonably.

7. Indemnification.

(a) Indemnification of the Underwriter. The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors, officers and agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the ADS Registration Statements or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in paragraph (b) below.

(b) Indemnification of the Company. The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, the ADS Registration Statements, any Issuer Free Writing Prospectus or the Pricing Disclosure Package, it being understood and agreed upon that the only such information furnished by the Underwriter consists of the following information in the Prospectus furnished by the Underwriter: the first sentence of the first paragraph, the second paragraph, the second and third sentences of the third paragraph, the second and third sentences of the fourth paragraph and the third sentence of the fifth paragraph under the heading “Underwriting—Market Making, Stabilization and other Transactions” in the Prospectus.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.

Any such separate firm for the Underwriter, its affiliates, directors, officers and agents and any control persons of the Underwriter shall be designated in writing by the Underwriter and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter on the other, from the offering of the Offered ADSs or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriter on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Offered ADSs and the total underwriting discounts and commissions received by the Underwriter in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Offered ADSs. The relative fault of the Company, on the one hand, and the Underwriter on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the offering of the Offered ADSs exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated by the Underwriter by notice to the Company at any time prior to the Closing Date or, in the case of the Option ADSs, the Option Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, if the effect of such change or development, in the Underwriter’s judgment, makes it impracticable or inadvisable for the Underwriter to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States, England or Wales would, in the Underwriter’s judgment, materially impair the investment quality of the Offered ADSs, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, or the NASDAQ Global Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Underwriter’s opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) the suspension of trading of the Company’s ADSs by the NASDAQ Global Market, the Commission, or any other governmental authority or, (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in the Underwriter’s opinion has a material adverse effect on the securities markets in the United States and, in the Underwriter’s judgment, makes it impracticable or inadvisable for the Underwriter to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

10. [Reserved].

11. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder, including without limitation (i) all expenses incident to the issuance and delivery of the Offered ADSs, (ii) all fees and expenses of the Depositary, (iii) all necessary Transaction Taxes in connection with the issuance and sale of the Offered ADSs to the

Underwriter, including such Transaction Taxes referred to in Section 3(xx) above, (iv) all fees and expenses of the Company’s counsel, the independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the ADS Registration Statements, the Pricing Disclosure Package, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and all amendments and supplements thereto, and this Agreement, (vi) (a) all filing fees, attorneys’ fees and expenses incurred by the Company or reasonably incurred by the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered ADSs for offer and sale under the state securities or blue sky laws and the laws of any foreign jurisdiction, and, if requested by the Underwriter, preparing and printing a “Blue Sky Survey” or memorandum and any supplements thereto, advising the Underwriter of such qualifications, registrations and exemptions and (b) the costs and expenses incurred reasonably incurred by the Underwriter in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriter’s participation in the offering and distribution of the Offered ADSs, including any related FINRA filing fees and the legal fees of, and disbursements by, counsel to the Underwriter (in the cases of clauses (a) and (b) of this clause (vi), in an aggregate amount not to exceed $15,000), (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Offered ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, and travel and lodging expenses of the representatives, employees and officers of the Company; provided however, that except as otherwise provided herein, the Underwriters will pay all of their own costs and expenses, including the transportation and other expenses incurred by the Underwriters on their own behalf in connection with presentations to prospective purchasers of the Securities, and (viii) the fees and expenses associated with listing the Offered ADSs on the NASDAQ Global Market.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Offered ADSs for delivery to the Underwriter or (iii) the Underwriter declines to purchase the Offered ADSs for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriter in connection with this Agreement and the offering contemplated hereby.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Offered ADSs from the Underwriter shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriter contained in this Agreement or made by or on behalf of the Company or the Underwriter pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Offered ADSs and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriter.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Miscellaneous.

(a) Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied and confirmed as follows: if to the Underwriter, Cantor Fitzgerald & Co., at 499 Park Avenue, New York New York 10022, Attention: Capital Markets, facsimile: 212-307-3730, with a copy to the General Counsel, facsimile: 212-829-4708, and if to the Company, Amarin Corporation plc, c/o Amarin Pharma, Inc., 1430 Route 206, Bedminster, NJ 07921, Attention: John Thero and Joseph Kennedy, Facsimile: 908-719-3012, and confirmed to Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts, 02210, Attention: Michael Bison, Facsimile: (617) 321-4370.

(b) Governing Law. This Agreement and any claim, controversy or dispute arising under or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such state.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company irrevocably appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 14, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

(c) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(f) Certain Payments. The obligations of the Company pursuant to this Agreement in respect of any sum due to the Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by the Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) the Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to the Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to the Underwriter hereunder, the Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to the Underwriter hereunder.

All payments made by the Company under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by the Underwriter of the amounts that would otherwise have been receivable in respect thereof. All payments made by the Company under this Agreement shall be exclusive of any value added tax or any other tax of a similar nature (“VAT”) which is chargeable thereon and if any VAT is or becomes chargeable in respect of any such payment, the Company shall pay in addition the amount of such VAT (on provision of a valid VAT invoice).

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

SIGNED by John F. Thero, Director, President and Chief Executive Officer, for and on behalf of Amarin Corporation plc

/s/ John F. Thero

SIGNED by Joseph T. Kennedy, Executive Vice President, General Counsel and Secretary, for and on behalf of Amarin Corporation plc

/s/ Joseph T. Kennedy

Accepted as of the date first written above.

CANTOR FITZGERALD & CO.

By:	/s/ Sage Kelly
Authorized Signatory

ANNEX A

a.	Free-Writing Prospectuses (included in the Pricing Disclosure Package)

None.

b.	Pricing Information Provided Orally by Underwriter (included in the Pricing Disclosure Package

Number of ADSs offered: 19,178,082 or 22,054,794 if the Underwriter exercises its option to purchase additional ADSs.

Price per share: $3.41

A-1

EXHIBIT A

LOCK-UP AGREEMENT

A-1

EXHIBIT B

FORM OF LEGAL OPINION & NEGATIVE ASSURANCE LETTER

FOR U.S. COUNSEL TO COMPANY

B-1

EXHIBIT C

FORM OF LEGAL OPINION FOR ENGLISH COUNSEL TO COMPANY

C-1

EXHIBIT D

FORM OF LEGAL OPINION & NEGATIVE ASSURANCE LETTER

FOR IP COUNSEL TO COMPANY

D-1

EXHIBIT E

FORM OF LEGAL OPINION FOR U.S. COUNSEL TO DEPOSITARY

E-1